Fourth Quarter & FY 2021 Conference Call Exhibit 99.2

Safe Harbor Statement This presentation contains “forward-looking” statements that are subject to risks and uncertainties that could cause the actual results of Darling Ingredients Inc. (the “Company”) to differ materially from those expressed or implied in the statements. Statements that are not statements of historical facts are forward-looking statements and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Words such as “estimate,” “project,” “planned,” “contemplate,” “potential,” “possible,” “proposed,” “intend,” “believe,” “anticipate,” “expect,” “may,” “will,” “would,” “should,” “could” “combined adjusted EBITDA guidance” and similar expressions are intended to identify forward-looking statements. Forward-looking statements are based on the Company’s current expectations and assumptions regarding its business, the economy and other future conditions. The Company cautions readers that any such forward-looking statements it makes are not guarantees of future performance and that actual results may differ materially from anticipated results or expectations expressed in its forward-looking statements as a result of a variety of factors, including many that are beyond the Company’s control. These factors include, among others, existing and unknown future limitations on the ability of the Company's direct and indirect subsidiaries to make their cash flow available to the Company for payments on the Company's indebtedness or other purposes; global demands for bio-fuels and grain and oilseed commodities, which have exhibited volatility, and can impact the cost of feed for cattle, hogs and poultry, thus affecting available rendering feedstock and selling prices for the Company’s products; reductions in raw material volumes available to the Company due to weak margins in the meat production industry as a result of higher feed costs, reduced consumer demand or other factors, reduced volume from food service establishments, or otherwise; reduced demand for animal feed; reduced finished product prices, including a decline in fat and used cooking oil finished product prices; changes to worldwide government policies relating to renewable fuels and greenhouse gas(“GHG”) emissions that adversely affect programs like the U.S. government’s renewable fuel standard, low carbon fuel standards (“LCFS”) and tax credits for biofuels both in the United States and abroad; possible product recall resulting from developments relating to the discovery of unauthorized adulterations to food or food additives; the occurrence of 2009 H1N1 flu (initially known as “Swine Flu”), Highly pathogenic strains of avian influenza (collectively known as “Bird Flu”), severe acute respiratory syndrome (“SARS”), bovine spongiform encephalopathy (or "BSE"), porcine epidemic diarrhea ("PED") or other diseases associated with animal origin in the United States or elsewhere, such as the outbreak of African Swine Fever (“ASF”) in China and elsewhere; the occurrence of pandemics, epidemics or disease outbreaks, such as the current COVID-19 outbreak; unanticipated costs and/or reductions in raw material volumes related to the Company’s compliance with the existing or unforeseen new U.S. or foreign (including, without limitation, China) regulations (including new or modified animal feed, Bird Flu, SARS, PED, BSE, ASF or similar or unanticipated regulations) affecting the industries in which the Company operates or its value added products; risks associated with the DGD Joint Venture, including possible unanticipated operating disruptions and issues relating to the announced expansion projects; risks and uncertainties relating to international sales and operations, including imposition of tariffs, quotas, trade barriers and other trade protections imposed by foreign countries; difficulties or a significant disruption in our information systems or failure to implement new systems and software successfully, risks relating to possible third party claims of intellectual property infringement; increased contributions to the Company’s pension and benefit plans, including multiemployer and employer-sponsored defined benefit pension plans as required by legislation, regulation or other applicable U.S. or foreign law or resulting from a U.S. mass withdrawal event; bad debt write-offs; loss of or failure to obtain necessary permits and registrations; continued or escalated conflict in the Middle East, North Korea, Ukraine or elsewhere; uncertainty regarding the exit of the U.K. from the European Union; and/or unfavorable export or import markets. These factors, coupled with volatile prices for natural gas and diesel fuel, climate conditions, currency exchange fluctuations, general performance of the U.S. and global economies, disturbances in world financial, credit, commodities and stock markets, and any decline in consumer confidence and discretionary spending, including the inability of consumers and companies to obtain credit due to lack of liquidity in the financial markets, among others, could cause actual results to vary materially from the forward looking statements included in this release or negatively impact the Company's results of operations. Among other things, future profitability may be affected by the Company’s ability to grow its business, which faces competition from companies that may have substantially greater resources than the Company. The Company’s announced share repurchase program may be suspended or discontinued at any time and purchases of shares under the program are subject to market conditions and other factors, which are likely to change from time to time. Other risks and uncertainties regarding Darling Ingredients Inc., its business and the industries in which it operates are referenced from time to time in the Company’s filings with the Securities and Exchange Commission. Darling Ingredients Inc. is under no obligation to (and expressly disclaims any such obligation to) update or alter its forward-looking statements whether as a result of new information, future events or otherwise. Page 2 | Fourth Quarter & FY 2021 Financial Results (unaudited) | 02.28.2022

Summary Highlights Darling Ingredients Fourth Quarter & FY 2021 Financial Update • Fourth quarter combined adjusted EBITDA of $306.8 million led by a strong performance in our feed segment • 2021 combined adjusted EBITDA totaled a record $1.235 billion • Q4 2021 net income of $155.8 million, EPS of $0.94 per diluted share; FY-2021 net income of $650.9 million, EPS of $3.90 per diluted share • Opportunistically repurchased approximately $168 million of common stock, approximately 2.5 million shares in 2021 • Refreshed and extended the share repurchase program up to $500 million of the Company’s Common stock through August 2024 • Increased and extended revolver to $1.5 billion maturing December 2026 and entered into a delay-draw $400 million Term Loan A Diamond Green Diesel (DGD) Fourth Quarter & FY 2021 Update • DGD sold a record 370 million gallons for 2021, average $2.07 EBITDA/gallon, generating $766.8 million total EBITDA • DGD Norco, LA renewable diesel expansion project commissioned in fourth quarter and operating above name plate capacity • DGD Port Arthur, TX construction ahead of schedule and now expecting commissioning in first quarter 2023 • Implemented a $400 million revolving credit facility non-recourse to partners ESG and Growth Initiatives • Published 2021 ESG report, launched strategy to address climate change and water stewardship, plan to commit to the Science Based Targets initiative (SBTi) by year end 2022 • Announced signing of agreement to purchase Valley Proteins, Inc. for approximately $1.1 billion, subject to closing conditions • Opened our Sonac Product Application and Research Center (SPARC) next to our food grade production facility in Vuren, Netherlands to help customers with innovative development for meat & savory food ingredients • Opened new Biomedical Pilot Plant and expanded Expertise Center in Ghent, Belgium dedicated to manufacturing of X-Pure gelatins and exploring the potential of the collagen molecule in the nutritional and biomedical fields Page 3 | Fourth Quarter & FY 2021 Financial Results (unaudited) | 02.28.2022

Financial Highlights (1) Leverage ratio calculated per bank covenant Page 4 | Fourth Quarter & FY 2021 Financial Results (unaudited) | 02.28.2022 Financials % % (in mill ions, except per share) Variance Variance Net sales $1,310.1 $1,019.8 28.5% $4,741.4 $3,571.9 32.7% Gross margin 321.1 248.6 29.2% 1,242.0 883.1 40.6% Gross margin % 24.5% 24.4% 0.5% 26.2% 24.7% 6.1% Net income $155.8 $44.7 248.5% $650.9 $296.8 119.3% EPS diluted $0.94 $0.27 248.1% $3.90 $1.78 119.1% FY-2020Q4-2021 Q4-2020 FY-2021 Fiscal 2020 includes an additional week of operations which occurs every five to six years. In Fiscal 2020 the additional week occurred in the fourth quarter and increased net sales and operating income by approximately $73 million and $8 million, respectively. Balance Sheet (in millions, except ratio data) Cash (including restricted) $69.1 $81.7 Revolver availability $1,285.9 $893.9 Net working capital $291.7 $257.5 Total debt $1,463.4 $1,508.1 Leverage ratio (1) 1.57x 1.90x As of 01/01/2022 As of 01/02/2021 Financials % % (in mill ions) Variance Variance Segment EBITDA Feed $167.5 90.2 85.7% $613.7 $317.8 93.1% Food $49.4 49.8 (0.8)% 194.9 $167.1 16.6% Fuel (1) $104.6 89.0 17.5% 483.1 $411.9 17.3% Corporate (14.7) (14.5) (1.4)% (56.9) (55.3) (2.9)% Total Combined adjusted EBITDA $306.8 $214.5 43.0% $1,234.8 $841.5 46.7% FY-2021 FY-2020Q4-2021 Q4-2020 22.00% 23.00% 24.00% 25.00% 26.00% 27.00% FY 2018 FY 2019 FY 2020 FY 2021 Darling Gross Margin Trends GM%

Financial Highlights $177 $222 $230 $224 $851 $108 $132 $60 $83 $383 $0 $150 $300 $450 $600 $750 $900 $1,050 $1,200 Global Ingredients DGD $284.8 $353.7 $289.6 (In millions) Combined adjusted EBITDA $306.8 $1,234.8 Q1-21 Q2-21 Q3-21 Q4-21 FY 2021 Page 5 | Fourth Quarter & FY 2021 Financial Results (unaudited) | 02.28.2022 (1) Includes Fuel Segment EBITDA and Darling's share of DGD EBITDA Feed 48% Fuel (1) 37% Food 15% FY 2021 % of Total EBITDA by Segment Feed Fuel Food

Feed Segment

US$ (in millions)	4Q 2021	4Q 2020	FY 2021	FY 2020
Net Sales	$ 846,498	$ 572,764	$ 3,039,500	$ 2,072,104
Cost of sales and operating expenses	621,581	426,593	2,206,248	1,544,524
Gross Margin	$ 224,917	$ 146,171	$ 833,252	$ 527,580
Loss/(gain) on sale of assets	(60)	(274)	(550)	19
Selling, general and administrative expenses	57,484	56,289	220,078	209,748
Depreciation and amortization	56,538	61,219	218,942	221,187
Segment operating income	$ 110,955	$ 28,937	$ 394,782	$ 96,626
Equity in net income of other unconsolidated subsidiaries	$ 1,554	$ 726	$ 5,753	$ 3,193
Segment Income	$ 112,509	$ 29,663	$ 400,535	$ 99,819
Segment EBITDA	**$ 167,493**	**$ 90,156**	**$ 613,724**	**$ 317,813**
Raw material processed (mmts)*	2.27	2.37	8.92	8.95

* 4Q 2021 and 4Q 2020 were 13 week and 14 week quarters and FY 2021 and FY 2020 were 52 week and 53 week years, respectively.

Key Drivers:

- Robust global markets for fats and proteins drove growth
- Global volumes remained strong, new capacity added over last 5 years showing strong returns
- Climate change initiatives transforming value of waste fats with carbon intensity defining final sales price
- Pet food demand continues to grow globally providing improved incremental returns
- U.S. meat and bone meal (MBM) prices improved, but remained at a discount to soybean meal (SBM) due to container logistical problems throughout the supply chain

Change in Net Sales - 2020 to 2021	**Rendering Sales**							
Twelve Months Ended	**Fats**	**Proteins**	**Other (1)**	**Total Rendering**	**Used Cooking Oil**	**Bakery**	**Other (2)**	**Total**
Net sales year ended January 2, 2021	**$ 661.7**	**$ 830.2**	**$ 178.6**	**$ 1,670.5**	**$ 176.7**	**$ 183.8**	**$ 41.1**	**$ 2,072.1**
Changes:								
Increase/(Decrease) in sales volumes	6.4	(9.7)	-	(3.3)	8.5	(2.8)	-	2.4
Increase in finished product prices	517.7	186.0	-	703.7	132.0	106.4	-	942.1
Increase due to currency exchange rates	12.3	16.2	1.1	29.6	1.9	-	-	31.5
Other change	-	-	(6.3)	(6.3)	-	-	(2.3)	(8.6)
Total Change:	**536.4**	**192.5**	**(5.2)**	**723.7**	**142.4**	**103.6**	**(2.3)**	**967.4**
Net sales year ended January 1, 2022	**$ 1,198.1**	**$ 1,022.7**	**$ 173.4**	**$ 2,394.2**	**$ 319.1**	**$ 287.4**	**$ 38.8**	**$ 3,039.5**

(1) Includes pet food, hides and service charges
(2) Includes trap services

Page 6 | Fourth Quarter & FY 2021 Financial Results (unaudited) | 02.28.2022

DARLING INGREDIENTS

Food Segment • Collagen business drove earnings growth with hydrolyzed collagen applications and demand accelerating into 2022. • Raw material availability in South America improving • Health and Nutrition segment seeing new demand and expected to fuel growth in 2022 • Edible fats demand remained strong and increasing values aided earnings • Casings business returned to profitability as global demand returned to post-pandemic levels Key Drivers: $100 $120 $140 $160 $180 $200 Food Segment Trailing 4Q adjusted EBITDA Trailing 4 Q's Page 7 | Fourth Quarter & FY 2021 Financial Results (unaudited) | 02.28.2022 76% 14% 10% FY 2021 % of Sales Breakdown Collagen Edible fats Other products US$ (in millions) 4Q 2021 4Q 2020 FY 2021 FY 2020 Net Sales 344,677$ 344,631$ 1,271,629$ 1,185,701$ Cost of sales and operating expenses 272,972 268,348 979,232 920,682 Gross Margin 71,705$ 76,283$ 292,397$ 265,019$ (Gain)/Loss on sale of assets (87) 512 (88) 482 Selling, general and administrative expenses 22,405 26,000 97,555 97,406 Depreciation and amortization 15,263 22,827 60,929 83,752 Segment Income 34,124$ 26,944$ 134,001$ 83,379$ Segment EBITDA 49,387$ 49,771$ 194,930$ 167,131$ Raw material processed (mmts)* 0.29 0.29 1.11 1.08 * 4Q 2021 and 4Q 2020 were 13 week and 14 week quarters and FY 2021 and FY 2020 were 52 week and 53 week years, respectively.

Fuel Segment (Includes Diamond Green Diesel JV consolidated EBITDA) Key Drivers: • FY 2021 combined adjusted EBITDA of $483.1 million, with DGD earning $2.07 per gallon on 370.2 million gallons sold • DGD – Norco, LA expansion fully operational in Q4, potential to produce over 750 million gallons of renewable diesel and approximately 30 million gallons of renewable naphtha annually • DGD Port Arthur, TX construction on budget and ahead of schedule; new 470-million-gallon facility now expected to be operational in 1Q2023 • European green energy businesses providing earnings support with higher global energy prices (1) Includes Fuel Segment EBITDA and Darling's share of DGD EBITDA. (2) Excludes feed stock (raw material) processed at the DGD joint venture. (3) Quarterly average prices source is The Jacobsen $0.15 $0.20 $0.25 $0.30 $0.35 $0.40 $0.45 $0.50 $0.30 $0.80 $1.30 $1.80 Quarterly Avg. Prices D4 RINS & Yellow Grease(3) D4 RIN Qtrly Avg YG Avg Qtrly Price Page 8 | Fourth Quarter & FY 2021 Financial Results (unaudited) | 02.28.2022 * 4Q 2021 and 4Q 2020 were 13 week and 14 week quarters and FY 2021 and FY 2020 were 52 week and 53 week years, respectively. US$ (in millions) 4Q 2021 4Q 2020 FY 2021 FY 2020 Net Sales 118,893$ 102,444$ 430,240$ 314,118$ Cost of sales and operating expenses 94,371 76,251 313,905 223,609 Gross Margin 24,522$ 26,193$ 116,335$ 90,509$ Loss on sale of assets (18) (22) (320) (75) Selling, general and administrative expenses 3,177 5,369 16,999 16,014 Restructuring and asset impairment charges - 38,167 778 38,167 Depreciation and amortization 6,222 9,513 25,436 34,218 Equity in net income of Diamond Green Diesel 69,663 62,684 351,627 315,095 Segment Income 84,804$ 35,850$ 425,069$ 317,280$ Base EBITDA 21,363$ 20,846$ 99,656$ 74,570$ DGD adjusted EBITDA (Darling's Share) 83,192$ 68,171$ 383,419$ 337,348$ Segment EBITDA (1) 104,555$ 89,017$ 483,075$ 411,918$ Raw material processed (mmts) * (2) 0.33 0.36 1.28 1.31 US$ and gallons (in millions) 4Q 2021 4Q 2020 FY 2021 FY 2020 EBITDA (Entity) - recorded w/no BTC 19.8$ 79.8$ 395.7$ 386.8$ EBITDA (Entity) - recorded including BTC 166.4$ 136.6$ 766.8$ 674.7$ Pro forma Adjusted EBITDA (Darling's share) 83.2$ 68.2$ 383.4$ 337.4$ Total gallons produced 148.1 60.5 371.6 289.3 Total gallons sold/shipped 146.5 56.8 370.2 288.0 EBITDA per gallon sold 1.14$ 2.40$ 2.07$ $2.34 Diamond Green Diesel

Page 9 | Fourth Quarter & FY 2021 Financial Results | 02.28.2022 January 2022 Port Arthur, TX 470-million-gallon facility

Appendix Additional Information

California LCFS & RIN value history Source: The Jacobsen and StoneX Page 11 | Fourth Quarter & FY 2021 Financial Results | 02.28.2022

Feed Segment - Historical (1) Does not include Unconsolidated Subsidiaries EBITDAPage 12 | Fourth Quarter & FY 2021 Financial Results (unaudited) | 02.28.2022 * 4Q 2021 and 4Q 2020 were 13 week and 14 week quarters and FY 2021 and FY 2020 were 52 week and 53 week years, respectively. US$ (in millions) Q1-2020 Q2-2020 Q3-2020 Q4-2020 Total 2020 Q1-2021 Q2-2021 Q3-2021 Q4-2021 Total 2021 Net Sales 512.6$ 503.7$ 483.0$ 572.8$ 2,072.1$ 651.4$ 771.9$ 769.6$ 846.5$ 3,039.5$ Gross Margin 124.2 135.8 121.4 146.2 527.6 176.9 215.5 216.0 224.9 833.3 Gross Margin % 24.2% 27.0% 25.1% 25.5% 25.5% 27.1% 27.9% 28.1% 26.6% 27.4% Loss/(gain) on sale of assets 0.1 0.1 0.2 (0.3) - (0.1) (0.1) (0.2) (0.1) (0.6) SG&A 53.9 50.5 49.0 56.3 209.7 52.6 55.0 55.0 57.5 220.1 SG&A Margin % 10.5% 10.0% 10.2% 9.8% 10.1% 8.1% 7.1% 7.1% 6.8% 7.2% Operating Income 16.7 32.5 18.5 28.9 96.6 69.8 106.7 107.4 111.0 394.8 Adj. EBITDA (1) 70.2$ 85.2$ 72.3$ 90.2$ 317.8$ 124.4$ 160.7$ 161.2$ 167.5$ 613.7$ Adj. EBITDA Margin % 13.7% 16.9% 15.0% 15.7% 15.3% 19.1% 20.8% 20.9% 19.8% 20.2% Raw Material Processed (mmts)* 2.24 2.15 2.18 2.37 8.95 2.23 2.19 2.22 2.27 8.92

Historical Pricing

The Jacobsen, Wall Street Journal and Thomson Reuters

2021 Finished Product Pricing
Feed Segment finished ingredients

2021 Average Jacobsen Prices (USD)

	January	February	March	Q1 Avg.	April	May	June	Q2 Avg.	July	August	Sept.	Q3 Avg.	Oct.	Nov.	Dec.	Q4 Avg.	Year Avg.
Bleachable Fancy Tallow - Chicago Renderer / cwt	$41.42	$44.68	$51.98	$46.42	$54.10	$55.30	$59.73	$56.60	$68.00	$69.50	$69.50	$66.75	$69.93	$69.23	$59.71	$66.15	$58.98
Yellow Grease - Illinois / cwt	$29.01	$34.40	$39.02	$34.45	$39.80	$43.03	$44.20	$42.47	$47.00	$41.75	$46.50	$44.70	$46.40	$46.41	$40.57	$44.30	$41.48
Used Cooking Oil (UCO) - Illinois / cwt	$34.68	$39.11	$42.41	$38.73	$43.60	$46.35	$51.59	$47.18	$52.50	$55.82	$51.60	$53.31	$54.17	$55.98	$55.79	$55.31	$48.63
Meat and Bone Meal - Ruminant - Illinois / ton	$355.53	$380.53	$418.26	$386.97	$425.90	$400.00	$421.00	$408.63	$411.70	$360.00	$270.00	$385.53	$280.71	$251.00	$250.00	$261.79	$360.73
Poultry By-Product Meal - Feed Grade - Mid South/ton	$326.58	$386.60	$359.78	$357.79	$342.40	$339.00	$337.50	$339.31	$337.50	$337.50	$330.00	$337.15	$335.00	$335.00	$335.00	$335.07	$342.33
Poultry By-Product Meal - Pet Food - Mid South/ton	$876.97	$845.40	$818.48	$845.08	$809.52	$867.50	$796.93	$823.18	$745.40	$650.00	$600.00	$680.77	$622.62	$616.25	$707.14	$650.25	$749.82

2021 Vegetable Oils Pricing
Competing ingredients for Feed Segment fats & biofuel feedstock

2021 Average Jacobsen Prices (USD)

	January	February	March	Q1 Avg.	April	May	June	Q2 Avg.	July	August	Sept.	Q3 Avg.	Oct.	Nov.	Dec.	Q4 Avg.	Year Avg.
Soybean Oil (crude/de-gummed) - Central Illinois / cwt	$46.42	$50.47	$60.13	$52.34	$65.34	$77.16	$76.83	$73.11	$72.72	$68.71	$64.16	$68.53	$66.22	$63.88	$60.35	$63.48	$64.37
Soybean Oil (RBD) - Central Illinois / cwt	$49.42	$52.60	$62.61	$54.88	$71.77	$92.79	$97.36	$87.31	$92.79	$82.83	$75.16	$83.59	$79.65	$77.38	$73.04	$76.69	$75.62
Distiller's Corn Oil - IL/WI cwt	$39.92	$43.50	$51.25	$44.89	$49.13	$51.49	$55.42	$52.01	$59.85	$64.10	$53.87	$59.27	$60.90	$58.68	$53.74	$57.77	$53.49

2021 Cash Corn Pricing
Competing Ingredient for Bakery Feeds and Fats in Feed Segment

Average Wall Street Journal Prices (USD)

	January	February	March	Q1 Avg.	April	May	June	Q2 Avg.	July	August	Sept.	Q3 Avg.	Oct.	Nov.	Dec.	Q4 Avg.	Year Avg.
Corn - Track Central IL #2 Yellow / bushel	$5.04	$5.35	$5.42	$5.27	$6.24	$6.84	$6.67	$6.58	$6.23	$6.04	$5.13	$5.80	$5.10	$5.57	$5.77	$5.48	$5.78

2021 European Benchmark Pricing
Palm Oil - Competing ingredient for edible fats in Food Segment
Soy meal - Competing ingredient for protein meals in Feed Segment

Average Thomson Reuters Prices (USD)

	January	February	March	Q1 Avg.	April	May	June	Q2 Avg.	July	August	Sept.	Q3 Avg.	Oct.	Nov.	Dec.	Q4 Avg.	Year Avg.
Palm oil - CIF Rotterdam / metric ton	$1,032	$1,090	$1,131	$1,084	$1,171	$1,258	$1,075	$1,168	$1,169	$1,226	$1,243	$1,213	$1,368	$1,366	$1,314	$1,349	$1,204
Soy meal - CIF Rotterdam / metric ton	$561	$544	$499	$535	$470	$481	$467	$473	$470	$469	$467	$469	$448	$451	$498	$466	$485

Comparison	*QTR. over QTR. (Sequential)*			*Year over Year (Q4)*			*Year over Year (FY)*		
	Q3-2021 Avg.	Q4-2021 Avg.	% Change	Q4-2020 Avg.	Q4-2021 Avg.	% Change	2020 Avg.	2021 Avg.	% Change
Average Jacobsen Prices (USD)									
Bleachable Fancy Tallow - Chicago Renderer / cwt	$66.75	$66.15	-0.9%	$34.24	$66.15	93.2%	$31.48	$58.98	87.4%
Yellow Grease - Illinois / cwt	$44.70	$44.30	-0.9%	$25.22	$44.30	75.7%	$21.95	$41.48	89.0%
Used Cooking Oil (UCO) - Illinois / cwt	$53.30	$55.31	3.8%	$29.44	$55.31	87.9%	$26.54	$48.63	83.2%
Meat and Bone Meal - Ruminant - Illinois / ton	$385.53	$261.79	-32.1%	$305.29	$261.79	-14.2%	$261.43	$360.73	38.0%
Poultry By-Product Meal - Feed Grade - Mid South / ton	$337.15	$335.07	-0.6%	$283.65	$335.07	18.1%	$251.13	$342.33	36.3%
Poultry By-Product Meal - Pet Food - Mid South / ton	$680.77	$650.25	-4.5%	$733.12	$650.25	-11.3%	$633.61	$749.82	18.3%
Soybean Oil (crude/de-gummed) - Central Illinois / cwt	$68.53	$63.48	-7.4%	$38.01	$63.48	67.0%	$31.38	$64.37	105.1%
Soybean Oil (RBD) - Central Illinois / cwt	$83.59	$76.69	-8.3%	$41.28	$76.69	85.8%	$34.56	$75.62	118.8%
Distiller's Corn Oil - IL/WI per cwt	$59.27	$57.77	-2.5%	$33.09	$57.77	74.6%	$27.80	$53.49	92.4%
Average Wall Street Journal Prices (USD)									
Corn - Track Central IL #2 Yellow / bushel	$5.80	$5.48	-5.5%	$3.98	$5.48	37.7%	$3.60	$5.78	60.6%
Average Thomson Reuters Prices (USD)									
Palm oil - CIF Rotterdam / metric ton	$1,213	$1,349	11.2%	$850	$1,349	58.7%	$707	$1,204	70.3%
Soy meal - CIF Rotterdam / metric ton	$469	$466	-0.6%	$485	$466	-3.9%	$394	$485	23.1%

Page 13 | Fourth Quarter & FY 2021 Financial Results | 02.28.2022

DARLING INGREDIENTS

Food Segment - Historical Page 14 | Fourth Quarter & FY 2021 Financial Results (unaudited) | 02.28.2022 US$ (in millions) Q1-2020 Q2-2020 Q3-2020 Q4-2020 Total 2020 Q1-2021 Q2-2021 Q3-2021 Q4-2021 Total 2021 Net Sales 270.3$ 278.9$ 291.8$ 344.6$ 1,185.7$ 298.1$ 317.0$ 311.9$ 344.7$ 1,271.6$ Gross Margin 64.9 58.8 65.1 76.3 265.0 71.7 78.5 70.5 71.7 292.4 Gross Margin % 24.0% 21.1% 22.3% 22.1% 22.4% 24.0% 24.8% 22.6% 20.8% 23.0% Loss/(gain) on sale of assets 0.0 - 0.0 0.5 0.5 0.1 (0.0) (0.0) (0.1) (0.1) SG&A 25.5 22.6 23.4 26.0 97.4 25.2 25.5 24.4 22.4 97.6 SG&A Margin % 9.4% 8.1% 8.0% 7.5% 8.2% 8.5% 8.1% 7.8% 6.5% 7.7% Operating Income 19.1 16.3 21.1 26.9 83.4 31.5 37.1 31.2 34.1 134.0 Adj. EBITDA 39.4$ 36.3$ 41.7$ 49.8$ 167.1$ 46.4$ 53.0$ 46.1$ 49.4$ 194.9$ Adj. EBITDA Margin % 14.6% 13.0% 14.3% 14.4% 14.1% 15.6% 16.7% 14.8% 14.3% 15.3% Raw Material Processed (mmts)* 0.26 0.27 0.26 0.29 1.08 0.26 0.27 0.28 0.29 1.11 * 4Q 2021 and 4Q 2020 were 13 week and 14 week quarters and FY 2021 and FY 2020 were 52 week and 53 week years, respectively.

Fuel Segment - Historical

US$ (in millions)	Q1-2020	Q2-2020	Q3-2020	Q4-2020	Total 2020	Q1-2021	Q2-2021	Q3-2021	Q4-2021	Total 2021
Net Sales	$ 69.9	$ 66.0	$ 75.7	$ 102.4	$ 314.1	$ 97.2	$ 109.7	$ 104.4	$ 118.9	$ 430.2
Gross Margin	16.9	21.8	25.7	26.2	90.5	25.4	26.6	39.8	24.5	116.3
Gross Margin %	24.2%	32.9%	33.9%	25.6%	28.8%	26.1%	24.2%	38.1%	20.6%	27.0%
Loss/(gain) on sale of assets	0.0	(0.0)	0.0	(0.0)	(0.0)	0.0	(0.1)	(0.3)	(0.0)	(0.3)
SG&A	1.6	4.0	5.0	5.4	16.0	4.9	4.5	4.5	3.2	17.0
Restructuring and asset impairment charges	-	-	-	38.2	38.2	0.8	-	-	-	0.8
Depreciation and amortization	8.1	8.0	8.6	9.5	34.2	6.2	6.7	6.4	6.2	25.4
Equity in net income of DGD	97.8	63.5	91.1	62.7	315.1	102.2	125.8	54.0	69.7	351.7
Operating Income	105.0	73.3	103.1	35.9	317.3	115.8	141.3	83.2	84.8	425.1
Base adjusted EBITDA	15.3	17.8	20.7	20.8	74.6	20.5	22.2	35.6	21.4	99.7
DGD adjusted EBITDA (Darling's Share)	103.6	69.1	96.4	68.2	337.3	108.2	132.0	60.0	83.2	383.4
Combined adjusted EBITDA (1)	$ 118.9	$ 86.9	$ 117.1	$ 89.0	$ 411.9	$ 128.7	$ 154.2	$ 95.6	$ 104.6	$ 483.1
Raw Material Processed (mmts) (2) *	0.33	0.30	0.32	0.36	1.31	0.33	0.31	0.30	0.33	1.28

(1) Includes Fuel Segment base EBITDA and Darling's share of DGD EBITDA.

(2) Excludes feed stock (raw material) processed at the DGD joint venture.

* 4Q 2021 and 4Q 2020 were 13 week and 14 week quarters and FY 2021 and FY 2020 were 52 week and 53 week years, respectively.

Diamond Green Diesel (50% Joint Venture)

US$ and gallons (in millions)	Q1-2020	Q2-2020	Q3-2020	Q4-2020	Total 2020	Q1-2021	Q2-2021	Q3-2021	Q4-2021	Total 2021
EBITDA (Entity) - recorded w/no BTC	$ 127.3	$ 66.0	$ 112.9	$ 80.6	$ 386.8	$ 137.4	$ 180.0	$ 58.4	$ 19.8	$ 395.7
EBITDA (Entity) - recorded including BTC	$ 207.3	$ 138.2	$ 192.9	$ 136.3	$ 674.7	$ 216.4	$ 264.0	$ 120.1	$ 166.4	$ 766.8
Pro forma Adjusted EBITDA (Darling's share)	$ 103.6	$ 69.2	$ 96.4	$ 68.2	$ 337.4	$ 108.2	$ 132.0	$ 60.0	$ 83.2	$ 383.4
Total gallons produced	77.0	74.5	77.3	60.5	289.3	78.6	79.2	65.6	148.1	371.6
Total gallons sold/shipped	78.9	72.3	80.0	56.8	288.0	78.0	84.0	61.7	146.5	370.2
EBITDA per gallon sold/shipped	$ 2.63	$ 1.91	$ 2.41	$ 2.40	$ 2.34	$ 2.77	$ 3.14	$ 1.95	$ 1.14	$ 2.07

Page 15 | Fourth Quarter & FY 2021 Financial Results (unaudited) | 02.28.2022

DARLING INGREDIENTS

Non-U.S. GAAP Measures Adjusted EBITDA is not a recognized accounting measurement under GAAP; it should not be considered as an alternative to net income, as a measure of operating results, or as an alternative to cash flow as a measure of liquidity and is not intended to be a presentation in accordance with GAAP. Adjusted EBITDA is presented here not as an alternative to net income, but rather as a measure of the Company’s operating performance. Since EBITDA (generally, net income plus interest expenses, taxes, depreciation and amortization) is not calculated identically by all companies, this presentation may not be comparable to EBITDA or Adjusted EBITDA presentations disclosed by other companies. Adjusted EBITDA is calculated in this presentation and represents, for any relevant period, net income/(loss) plus depreciation and amortization, goodwill and long-lived asset impairment, interest expense, (income)/loss from discontinued operations, net of tax, income tax provision, other income/(expense) and equity in net loss of unconsolidated subsidiary. Management believes that Adjusted EBITDA is useful in evaluating the Company’s operating performance compared to that of other companies in its industry because the calculation of Adjusted EBITDA generally eliminates the effects of financing, income taxes and certain non-cash and other items that may vary for different companies for reasons unrelated to overall operating performance. As a result, the Company’s management uses Adjusted EBITDA as a measure to evaluate performance and for other discretionary purposes. In addition to the foregoing, management also uses or will use Adjusted EBITDA to measure compliance with certain financial covenants under the Company’s Senior Secured Credit Facilities and 5.25% Notes and 3.625% Notes that were outstanding on January 1, 2022. However, the amounts shown in this presentation for Adjusted EBITDA differ from the amounts calculated under similarly titled definitions in the Company’s Senior Secured Credit Facilities and 5.25% Notes and 3.625% Notes, as those definitions permit further adjustments to reflect certain other non-recurring costs, non-cash charges and cash dividends from the DGD Joint Venture. Additionally, the Company evaluates the impact of foreign exchange impact on operating cash flow, which is defined as segment operating income (loss) plus depreciation and amortization. Page 16 | Fourth Quarter & FY 2021 Financial Results (unaudited) | 02.28.2022

Adjusted EBITDA

Adjusted EBITDA *(U.S. dollars in thousands)*	Three Months Ended January 1, 2022		Three Months Ended January 2, 2021	Twelve Months Ended January 1, 2022		Twelve Months Ended January 2, 2021
Net income attributable to Darling	$ 155,754		$ 44,745	$ 650,914		$ 296,819
Depreciation and amortization	80,805		96,467	316,387		350,178
Interest expense	14,972		16,883	62,077		72,686
Income tax expense	37,782		10,231	164,106		53,289
Restructuring and asset impairment charges	-		38,167	778		38,167
Acquisition and integration costs	1,396		-	1,396		-
Foreign currency losses	900		1,581	2,199		2,290
Other expense, net	1,341		256	4,551		5,534
Equity in net income of Diamond Green Diesel	(69,663)		(62,684)	(351,627)		(315,095)
Equity in net income of other unconsolidated subsidiaries	(1,554)		(726)	(5,753)		(3,193)
Net income attributable to noncontrolling interests	1,843		1,394	6,376		3,511
Adjusted EBITDA (Non-GAAP)	$ 223,576		$ 146,314	$ 851,404		$ 504,186
Foreign currency exchange impact	2,903	(1)	-	(18,888)	(2)	-
Pro forma Adjusted EBITDA to Foreign Currency (Non-GAAP)	$ 226,479		$ 146,314	$ 832,516		$ 504,186
DGD Joint Venture Adjusted EBITDA (Darling's Share)	$ 83,192		$ 68,171	$ 383,419		$ 337,348
Darling plus Darling's share of DGD Joint Venture Adjusted EBITDA	$ 306,768		$ 214,485	$ 1,234,823		$ 841,534

(1) The average rate assumption used in this calculation was the actual fiscal average rate for the three months ended January 1, 2022 of €1.00:USD$1.14 and CAD$1.00:USD$0.79, as compared to the average rate for the three months ended January 2, 2021 of €1.00:USD$1.19 and CAD$1.00:USD$0.77, respectively.

(2) The average rate assumption used in this calculation was the actual fiscal average rate for the twelve months ended January 1, 2022 of €1.00:USD$1.18 and CAD$1.00:USD$0.80, as compared to the average rate for the twelve months ended January 2, 2021 of €1.00:USD$1.14 and CAD$1.00:USD$0.75, respectively.

Page 17 | Fourth Quarter & FY 2021 Financial Results (unaudited) | 02.28.2022

DARLING INGREDIENTS

Upcoming IR Conference Events • Raymond James Conference (Orlando, FL) - March 7, 2022 • Bank of America Downstream Conference (Virtual) – March 10, 2022 • Roth 34th Annual Conference (Dana Point, CA) – March 13-15, 2022 • BNP Paribas Consumer Ingredients Conference (Virtual) – March 17, 2022 • Piper Sandler 22nd Annual Energy Conference (Las Vegas, NV) – March 22-23, 2022 • Gabelli 8th Annual Environmental Services & Sustainability Symposium (Virtual) – March 31, 2022 Page 18 | Fourth Quarter & FY 2021 Financial Results | 02.28.2022

Thank you